UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

Energy Conversion Devices, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2956 Waterview Drive, Rochester Hills, MI	48309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 293-0440

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.           Material Modification to Rights of Security Holders.

Energy Conversion Devices, Inc. (the “Company”) distributed a dividend of one common stock purchase right (each, a “Right”) for each outstanding share of the Company’s common stock held of record as of the close of business on October 15, 2009.  The dividend was declared by the Company’s Board of Directors on September 30, 2009 and distributed in accordance with the Tax Benefits Preservation Plan, dated as of October 5, 2009 (the “Rights Plan”), between the Company and Computershare Trust Company, N.A., as rights agent.

A description of the Rights and the Rights Plan is included in Item 1.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission on October 5, 2009, and is incorporated herein by reference in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

Date: October 16, 2009	By:	/s/Jay B. Knoll
	Name:	Jay B. Knoll
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer